UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2006

Health Care Property Investors, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3760 Kilroy Airport Way, Suite 300, Long Beach, California 90806
(Address of principal executive offices) (Zip Code)

(562) 733-5100
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 2, 2006, Health Care Property Investors, Inc.  announced that it entered into a definitive agreement to acquire CNL Retirement Properties, Inc.

The press release dated May 2, 2006 is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

 (d)          Exhibits.

Exhibit Number	Description

99.1	Press Release issued May 2, 2006.

#  #  #

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Care Property Investors, Inc.

(Registrant)

Date: May 2, 2006	By:	/s/ Edward J. Henning

Edward J. Henning
Senior Vice President, General Counsel
and Corporate Secretary